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                        JPMORGAN U.S. EQUITY FUNDS

              JPMORGAN GROWTH AND INCOME FUND (THE "FUND")

                           ALL SHARE CLASSES

                    Supplement dated March 17, 2005
            to the Prospectuses and Statement of Additional
                  Information dated February 19, 2005


The Board of Trustees has approved a Plan of Withdrawal for the Fund to withdraw from the Fund's existing master-feeder structure. The Plan of Withdrawal authorizes the Fund to withdraw all of its assets from the Growth and Income Portfolio ("Master Portfolio") by means of a redemption in kind. The Fund will then convert from a feeder fund in a master-feeder structure to a stand-alone fund with the current adviser of the Master Portfolio, J.P. Morgan Investment Management Inc. ("JPMIM"), serving as the investment adviser to the Fund. The Plan of Withdrawal will take effect on March 18, 2005.

Following the conversion of the Fund from the a feeder fund to a stand-alone fund, JPMIM will manage the assets of the Fund in accordance with the same investment objective and principal investment strategies pursuant to which it currently manages the Master Portfolio, and there will be no change in the fundamental investment restrictions of the Fund. In addition, the investment advisory agreement between the Fund and JPMIM will be substantially identical to the current investment advisory agreement between JPMIM and the Master Portfolio, and there will be no change to the Fund's total fund operating expenses as a result of the withdrawal.

Effective after the close of business on March 18, 2005, all references to the Fund's master-feeder structure, such as "feeder" or "portfolio", are deleted, including the entire first paragraph of the Prospectuses entitled "The Fund's Main Investment Strategy" and the entire third paragraph of the Prospectuses entitled "The Funds' Management and Administration."



                                                                   SUP-GAI-305